Document and Entity Information	12 Months Ended
Sep. 30, 2010
Document and Entity Information
Document Type	8-K
Amendment Flag	false
Document Period End Date	2010-09-30
Entity Registrant Name	INERGY L P
Entity Central Index Key	0001136352

Consolidated Balance Sheets (USD $) In Millions	Sep. 30, 2010	Sep. 30, 2009
Assets
Cash and cash equivalents	$ 144.4	$ 11.7
Restricted cash (Note 2)	588
Accounts receivable, less allowance for doubtful accounts of $3.2 million and $2.7 million at September 30, 2010 and 2009, respectively	108	94.7
Inventories (Note 4)	137.1	96.5
Assets from price risk management activities	22.5	23.8
Prepaid expenses and other current assets	15.5	20.8
Total current assets	1,015.5	247.5
Property, plant and equipment (Note 4)	1,695.2	1,555.2
Less: accumulated depreciation	445.1	327.9
Property, plant and equipment, net	1,250.1	1,227.3
Intangible assets (Note 4):
Customer accounts	408	277.4
Other intangible assets	160.5	133.4
Intangible assets, gross	568.5	410.8
Less: accumulated amortization	162.1	133.4
Intangible assets, net	406.4	277.4
Goodwill	444.3	394.5
Other assets	1.5	7.4
Total assets	3,117.8	2,154.1
Liabilities and partners' capital
Accounts payable	88.4	71.8
Accrued expenses	62.5	60.8
Customer deposits	56.8	60.1
Liabilities from price risk management activities	24.3	29.3
Current portion of long-term debt (Note 7)	29.6	22
Total current liabilities	261.6	244
Long-term debt, less current portion (Note 7)	1,661.1	1,102.8
Other long-term liabilities	14.3	14.3
Deferred income taxes	20.7	21
Partners' capital (deficit) (Note 10):
Common unitholders (36,303,699 and 32,250,135 units issued and outstanding as of September 30, 2010 and 2009, respectively)	52.2	38.8
Accumulated other comprehensive income	1.1	1.7
Total Inergy, L.P. partners' capital	53.3	40.5
Interest of non-controlling partners in subsidiaries	1,106.8	731.5
Total partners' capital	1,160.1	772
Total liabilities and partners' capital	$ 3,117.8	$ 2,154.1

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Sep. 30, 2010	Sep. 30, 2009
Consolidated Balance Sheets
Allowance for doubtful accounts	$ 3.2	$ 2.7
Common unitholders, units issued	36,303,699	35,250,135
Common unitholders, units outstanding	36,303,699	35,250,135

Consolidated Statements of Operations (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Revenue:
Propane	$ 1,272.4	$ 1,124.4	$ 1,386.8
Other	513.6	446.2	492.1
Total revenue	1,786	1,570.6	1,878.9
Cost of product sold (excluding depreciation and amortization as shown below):
Propane	862.9	737.4	1,053
Other	303	259.5	323.7
Total cost of goods sold	1,165.9	996.9	1,376.7
Gross profit	620.1	573.7	502.2
Expenses:
Operating and administrative	310.7	280.5	266.6
Depreciation and amortization	161.8	115.8	98
Loss on disposal of assets	11.5	5.2	11.5
Operating income	136.1	172.2	126.1
Other income (expense):
Interest expense, net	(91.5)	(70.5)	(62.6)
Other income	2	0.1	1
Income before gain on issuance of units in subsidiary and income taxes	46.6	101.8	64.5
Gain on issuance of units in subsidiary		8
Provision for income taxes	0.2	1.7	1.4
Net income	46.4	108.1	63.1
Net (income) loss attributable to non-controlling partners	(15.4)	51	27.6
Net income attributable to partners	61.8	57.1	35.5
Total limited partners' interest in net income	$ 61.8	$ 57.1	$ 35.5
Net income per limited partner unit: (Note 10)
Basic	$ 1.73	$ 1.62	$ 1.01
Diluted	$ 1.29	$ 1.21	$ 0.75
Weighted-average limited partners' units outstanding (in thousands): (Note 10)
Basic	35,726	35,197	35,049
Dilutive units	12,276	11,839	12,057
Diluted	48,002	47,036	47,106

Consolidated Statements of Partners' Capital (USD $) In Millions	Partners' Common Interest [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Noncontrolling Interest [Member]	Total
Balance at Sep. 30, 2007	$ 49.2	$ 1.7	$ 656.4	$ 707.3
Net proceeds from common unit options exercised	0.4		1.3	1.7
Distributions	(46.3)		(110.9)	(157.2)
Issuance of subsidiary units for acquisition			20.1	20.1
Subsidiary unit-based compensation charges			3.5	3.5
Other			2.1	2.1
Acquisition of subsidiary			3	3
Comprehensive income:
Net income	35.5		27.6	63.1
Allocation of subsidiary's change in unrealized fair value on cash flow hedges		(3.6)	(30.9)	(34.5)
Comprehensive income				28.6
Balance at Sep. 30, 2008	38.8	(1.9)	572.2	609.1
Net proceeds from common unit options exercised	0.7		0.8	1.5
Distributions	(57.8)		(127.5)	(185.3)
Issuance of subsidiary units			201.2	201.2
Issuance of subsidiary units for acquisition			6.7	6.7
Subsidiary unit-based compensation charges			3.1	3.1
Retirement of subsidiary units			(0.7)	(0.7)
Comprehensive income:
Net income excluding gain on issuance of units in subsidiary	49.1		51	100.1
Gain on issuance of units in subsidiary	8		(8)	8
Allocation of subsidiary's change in unrealized fair value on cash flow hedges		3.6	32.7	36.3
Comprehensive income				136.4
Balance at Sep. 30, 2009	38.8	1.7	731.5	772
Net proceeds from common unit options exercised	6.2		2.8	9
Distributions	(77.6)		(165.2)	(242.8)
Issuance of subsidiary units			602.7	602.7
Subsidiary unit-based compensation charges			4.8	4.8
Acquisition of subsidiary minority interest			(18.3)	(18.3)
Costs associated with the simplification of capital structure	(4.1)		(2.9)	(7)
Retirement of subsidiary units			(0.1)	(0.1)
Comprehensive income:
Net income excluding gain on issuance of units in subsidiary	61.8		(15.4)	46.4
Gain on issuance of units in subsidiary	27.1		(27.1)
Allocation of subsidiary's change in unrealized fair value on cash flow hedges		(0.6)	(6)	(6.6)
Comprehensive income				39.8
Balance at Sep. 30, 2010	$ 52.2	$ 1.1	$ 1,106.8	$ 1,160.1

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Operating activities
Net income	$ 46.4	$ 108.1	$ 63.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and depletion	126.5	88.8	73.7
Amortization	35.3	27	24.3
Amortization of deferred financing costs and net bond discount	7.3	5.2	2.3
Unit-based compensation charges	4.8	3.1	3.5
Provision for doubtful accounts	2.8	3.7	5.7
Loss on disposal of assets	11.5	5.2	11.5
Gain on issuance of units in subsidiary		(8)
Deferred income taxes	(0.3)	0.4	(0.1)
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	1.9	41.4	(18.2)
Inventories	(33.4)	3.9	8.2
Prepaid expenses and other current assets	7.6	1.6	(1.3)
Other assets (liabilities)	0.4	0.1	(0.8)
Accounts payable	15.4	(44.8)	7.2
Accrued expenses	(36.6)	11	(6.8)
Customer deposits	(5.8)	(27.5)	18.6
Net assets (liabilities) from price risk management activities	(10.3)	18	(10.7)
Net cash provided by operating activities	173.5	237.2	180.2
Investing activities
Acquisitions, net of cash acquired	(253)	(12.1)	(215.1)
Purchases of property, plant and equipment	(92.3)	(224.8)	(200.1)
Proceeds from sale of assets	6.9	7	29.3
Investment in bond offering escrow account	(588)
Other		(0.7)	(0.8)
Net cash used in investing activities	(926.4)	(230.6)	(386.7)
Financing activities
Proceeds from the issuance of long-term debt	1,555.7	884.9	1,033.4
Premium on issuance of long-term debt			4
Principal payments on long-term debt	(1,003.2)	(909.1)	(662.4)
Net proceeds from issuance of subsidiary common units	602.7	201.2
Costs associated with simplification of capital structure	(2.3)
Acquisition of subsidiary minority interest	(18.3)
Distributions to non-controlling partners	(165.2)	(127.5)	(110.9)
Distributions	(77.6)	(57.8)	(46.3)
Proceeds from swap settlement	8.4
Payments for deferred financing costs	(23.6)	(5.5)	(3.5)
Net proceeds from unit options exercised of subsidiary	2.8	0.8	1.3
Net proceeds from unit options exercised	6.2	0.7	0.4
Net cash provided by (used in) financing activities	885.6	(12.3)	216
Net increase (decrease) in cash	132.7	(5.7)	9.5
Cash at beginning of period	11.7	17.4	7.9
Cash at end of period	144.4	11.7	17.4
Supplemental disclosure of cash flow information
Cash paid during the period for interest	84	66.7	65.4
Cash paid during the year for income taxes	0.8	1.7	1.7
Supplemental schedule of noncash investing and financing activities
Additions to intangible assets through the issuance of noncompetition agreements and notes to former owners of businesses acquired	6.4	4.3	5.3
Net change to property, plant and equipment through accounts payable and accrued expenses	(6.9)	(6.2)	11.3
Change in the fair value of interest rate swap liability and related long-term debt	(5.6)	3.7	4.5
Costs associated with the simplification of capital structure	4.1
Acquisitions, net of cash acquired:
Current assets	27.4	0.7	21.1
Property, plant and equipment	81.3	79.4	111.8
Intangible assets, net	146.6	8.7	28.1
Goodwill (Note 3)	49.9	(68.8)	95.8
Other assets	0.1		0.7
Current liabilities	(52.3)	(1.2)	(6)
Issuance of equity		(6.7)	(20.1)
Other liabilities			(16.3)
Total acquisitions, net of cash acquired	$ 253	$ 12.1	$ 215.1

Organization and Basis of Presentation	12 Months Ended
Sep. 30, 2010
Organization and Basis of Presentation
Organization and Basis of Presentation

Note 1. Organization and Basis of Presentation

Organization

These financial statements were originally the financial statements of Inergy Holdings, L.P. ("Holdings"), prior to the completion of the Simplification (as discussed below) on November 5, 2010. The Simplification was accounted for in accordance with Accounting Standards Codification ("ASC") 810. Under ASC 810, the exchange of Holdings units for Inergy, L.P. ("Inergy") units was accounted for as a Holdings equity issuance and Holdings was the surviving entity. Although Holdings was the surviving entity for accounting purposes, Inergy was the surviving entity for legal purposes as provided for by the Simplification Agreement; consequently, the name on these financial statements was changed from "Inergy Holdings, L.P." to "Inergy, L.P."

Historically, Holdings ownership of Inergy's general partner, Inergy GP, LLC ("Inergy GP"), provided Holdings with an approximate 0.6% general partner interest in Inergy. Holdings ownership of Inergy's general partner interest gave it control of Inergy. Holdings also owned an approximate 6.0% limited partner interest in Inergy at September 30, 2010.

At September 30, 2010, Holdings had no substantial assets and liabilities other than those of Inergy, which Holdings consolidated due to its control over Inergy.

Because of the changes the Simplification Agreement has had on these financial statements and Inergy's organizational structure, and because the nature of the pre-simplification and post-simplification Inergy entities are significantly different, these notes to consolidated financial statements refer to specific Inergy entities, with Inergy, L.P. prior to the simplification referred to as "Holdings" or "the Company" or "we, our, us" and after the simplification as "Inergy", and the controlled operating subsidiary of Inergy, L.P. prior to the merger is referred to as "Inergy". The operating activities of the Inergy, L.P. controlled subsidiary prior to the merger and Inergy, L.P. subsequent to the merger are identical.

References to Inergy in the footnotes related to the policies and procedures of Inergy, L.P. refer to Inergy, L.P. subsequent to the simplification. Other references to Inergy throughout the document refer to the controlled subsidiary of Inergy, L.P. prior to the simplification if the timing of the statement is prior to November 5, 2010, and to Inergy, L.P. subsequent to the simplification if the timing of the statement is subsequent to November 5, 2010.

On August 7, 2010, Inergy and Holdings entered into an Agreement and Plan of Merger, which was amended and restated by the First Amended and Restated Agreement and Plan of Merger, dated as of September 3, 2010, as part of a plan to simplify the capital structures of Inergy and Holdings (the "Merger Agreement"). Pursuant to the steps contemplated by the Merger Agreement (the "Simplification Transaction"), Inergy Holdings merged into a wholly owned subsidiary of its general partner (the "Merger") and the outstanding common units in Inergy Holdings were cancelled. The Merger closed on November 5, 2010, resulting in Holdings unitholders receiving 0.77 Inergy units for each Holdings unit. Cash will be paid to Holdings unitholders in lieu of any fractional units that would have resulted from the exchange. As a result of the closing, Holdings' common units discontinued trading on the New York Stock Exchange as of the close of business on November 5, 2010.

Nature of Operations

Inergy is engaged primarily in the sale, distribution, storage, marketing, trading, processing and fractionation of propane, natural gas and other natural gas liquids. The retail market is seasonal because propane is used primarily for heating in residential and commercial buildings, as well as for agricultural purposes. Inergy's operations are primarily concentrated in the Midwest, Northeast, South and West regions of the United States.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Inergy Holdings, L.P., its wholly owned subsidiaries, Inergy Partners, LLC ("Partners"), Inergy GP, LLC ("GP"), IPCH Acquisition Corp. ("IPCHA") and its controlled subsidiary, Inergy. IPCHA is a subsidiary created as a result of transactions with Inergy. All significant intercompany transactions, including distribution income, and balances have been eliminated in consolidation.

Reclassifications

The consolidated balance sheet at September 30, 2009, reflects a reclassification of  $13.4 million from accrued expenses to other long-term liabilities to conform to the current year presentation.

Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Note 2. Summary of Significant Accounting Policies

Financial Instruments and Price Risk Management

Inergy utilizes certain derivative financial instruments to (i) manage its exposure to commodity price risk, specifically, the related change in the fair value of inventories, as well as the variability of cash flows related to forecasted transactions; (ii) to ensure adequate physical supply of commodity will be available; and (iii) manage its exposure to interest rate risk associated with fixed rate borrowings. Inergy records all derivative instruments on the balance sheet as either assets or liabilities measured at fair value. Changes in the fair value of these derivative financial instruments are recorded either through current earnings or as other comprehensive income, depending on the type of transaction.

Inergy is party to certain commodity derivative financial instruments that are designated as hedges of selected inventory positions, and qualify as fair value hedges. Inergy is also party to certain interest rate swap agreements designed to manage interest rate risk exposure. Inergy's overall objective for entering into fair value hedges is to manage its exposure to fluctuations in commodity prices and changes in the fair market value of its inventories and fixed rate borrowings. These derivatives are recorded at fair value on the balance sheet as price risk management assets or liabilities and the related change in fair value is recorded to earnings in the current period as cost of product sold. Any ineffective portion of the fair value hedges is recognized as cost of product sold in the current period. Inergy recognized a  $0.4 million net gain in the year ended September 30, 2010, related to the ineffective portion of its fair value hedging instruments. In addition, for the year ended September 30, 2010, Inergy recognized a net loss of  $0.1 million related to the portion of fair value hedging instruments that it excluded from its assessment of hedge effectiveness.

Inergy also enters into derivative financial instruments that qualify as cash flow hedges, which hedge the exposure of variability in expected future cash flows predominantly attributable to forecasted purchases to supply fixed price sale contracts. These derivatives are recorded on the balance sheet at fair value as price risk management assets or liabilities. The effective portion of the gain or loss on these cash flow hedges is recorded in other comprehensive income in partner's capital and reclassified into earnings in the same period in which the hedge transaction affects earnings. Any ineffective portion of the gain or loss is recognized as cost of product sold in the current period. The Company's Accumulated other comprehensive income related to its investment in Inergy was  $1.1 million and  $1.7 million at September 30, 2010 and 2009, respectively.

Inergy's policy is to offset fair value amounts of derivative instruments and cash collateral paid or received with the same counterparty under a master netting arrangement.

The cash flow impact of derivative financial instruments is reflected as cash flows from operating activities in the consolidated statements of cash flows.

Revenue Recognition

Sales of propane, other liquids and salt are recognized at the time product is shipped or delivered to the customer depending on the sales terms. Gas processing and fractionation fees are recognized upon delivery of the product. Revenue from the sale of propane appliances and equipment is recognized at the later of the time of sale or installation. Revenue from repairs and maintenance is recognized upon completion of the service. Revenue from storage contracts is recognized during the period in which storage services are provided.

Expense Classification

Cost of product sold consists of tangible products sold including all propane and other natural gas liquids, salt and all propane related appliances. Operating and administrative expenses consist of all expenses incurred by the Company other than those described above in cost of product sold and depreciation and amortization. Certain of Inergy's operating and administrative expenses and depreciation and amortization are incurred in the distribution of its product sales and storage sale but are not included in cost of product sold. These amounts were  $176.3 million,  $134.6 million and  $131.0 million during the years ended September 30, 2010, 2009 and 2008, respectively.

Credit Risk and Concentrations

Inergy is both a retail and wholesale supplier of propane gas. Inergy generally extends unsecured credit to its wholesale customers in the United States and Canada. In addition, Inergy collects margin payments from its customers to mitigate risk. Credit is generally extended to retail customers through delivery into Company and customer owned propane gas storage tanks. Provisions for doubtful accounts receivable are based on specific identification and historical collection results and have generally been within management's expectations. Account balances are charged off against the reserve when it is anticipated that the receivable will not be collected. The balance is considered past due or delinquent based on contractual terms.

Inergy enters into netting agreements with certain wholesale customers to mitigate its credit risk. Realized gains and losses reflected in the Company's receivables and payables are reflected at a net balance to the extent a netting agreement is in place and Inergy intends to settle on a net basis. Unrealized gains and losses reflected in the Company's assets and liabilities from price risk management activities are reflected on a net basis to the extent a netting agreement is in place.

Two suppliers, BP Amoco Corp. (17%) and Sunoco, Inc. (11%), accounted for 28% of propane purchases during the past fiscal year. Inergy believes that contracts with these suppliers will enable it to purchase most of its supply needs at market prices and ensure adequate supply. No other single supplier accounted for more than 10% of propane purchases in the current year.

No single customer represents 10% or more of consolidated revenues. In addition, nearly all of Inergy's revenues are derived from sources within the United States, and all of its long-lived assets are located in the United States.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

Restricted Cash

The net proceeds from Inergy's September 2010  $600 million bond offering were placed in an escrow account pending the closing of the Tres Palacios acquisition. These funds were released from escrow in October 2010 in conjunction with the closing of the Tres Palacios acquisition.

Inventories

Inventories for retail operations, which mainly consist of propane gas and other liquids, are stated at the lower of cost or market and are computed using the average cost method. Wholesale propane and other liquids inventories are designated under a fair value hedge program and are consequently marked to market. Propane and other liquids inventories being hedged and carried at market value at September 30, 2010 and 2009 amount to  $82.6 million and  $53.7 million, respectively. Inventories for midstream operations are stated at the lower of cost or market and are computed predominantly using the average cost method.

Shipping and Handling Costs

Shipping and handling costs are recorded as part of cost of product sold at the time product is shipped or delivered to the customer except as discussed in "Expense Classification."

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets, as follows:

Years
Buildings and improvements	25-40
Office furniture and equipment	3–10
Vehicles	5–10
Tanks and plant equipment	5–30

Salt deposits are depleted on a unit of production method.

Inergy reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If such events or changes in circumstances are present, a loss is recognized if the carrying value of the asset is in excess of the sum of the undiscounted cash flows expected to result from the use of the asset and its eventual disposition. An impairment loss is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset. Inergy identified certain tanks in which the carrying amount exceeded the fair value due to the Company's plan to sell the tanks. See Note 4 for a discussion of assets held for sale at September 30, 2010 and 2009.

Identifiable Intangible Assets

The Company has recorded certain identifiable intangible assets, including customer accounts, covenants not to compete, trademarks and deferred financing costs. Customer accounts, covenants not to compete and trademarks have arisen from the various acquisitions by Inergy. Deferred financing costs represent financing costs incurred in obtaining financing and are being amortized over the term of the related debt. Additionally, an acquired intangible asset should be separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the acquirer's intent to do so.

Certain intangible assets are amortized on a straight-line basis over their estimated economic lives, as follows:

Weighted-Average Life (years)
Customer accounts	15.4
Covenants not to compete	7.1
Deferred financing costs	6.8

Trademarks have been assigned an indefinite economic life and are not being amortized, but are subject to an annual impairment evaluation.

Estimated amortization, including amortization of deferred financing costs reported as interest expense, for the next five years ending September 30, is as follows (in millions):

Year Ending September 30,
2011	$42.7
2012	40.4
2013	39.3
2014	36.9
2015	34.4

Goodwill

Goodwill is recognized for various acquisitions by Inergy as the excess of the cost of the acquisitions over the fair value of the related net assets at the date of acquisition. Goodwill is subject to at least an annual assessment for impairment by applying a fair-value-based test.

In connection with the goodwill impairment evaluation, Inergy identified five reporting units. The carrying value of each reporting unit is determined by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of the evaluation on a specific identification basis. To the extent a reporting unit's carrying value exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and the second step of the impairment test must be performed. In the second step, the implied fair value of the goodwill is determined by allocating the fair value to all of its assets (recognized and unrecognized) and liabilities to its carrying amount.

Inergy has completed the impairment test for each of its reporting units and determined that no impairment existed as of September 30, 2010.

Income Taxes

The earnings of the Company, its limited liability subsidiaries and Inergy are included in the Federal and state income tax returns of the individual members or partners. However, legislation in certain states allows for taxation of partnerships, and as such, certain state taxes for Inergy have been included in the accompanying financial statements as income taxes due to the nature of the tax in those particular states. In addition, Federal and state income taxes are provided on the earnings of the subsidiaries incorporated as taxable entities (IPCHA and Services). The Company is required to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities using expected rates in effect for the year in which differences are expected to reverse.

Net earnings for financial statement purposes may differ significantly from taxable income reportable to unitholders as a result of differences between the tax basis and the financial reporting basis of assets and liabilities and the taxable income allocation requirements under the partnership agreement.

Sales Tax

The Company accounts for the collection and remittance of all taxes on a net tax basis. As a result, these amounts are not reflected in the consolidated statements of operations.

Customer Deposits

Customer deposits primarily represent cash received by Inergy from wholesale and retail customers for propane purchased under contract that will be delivered at a future date.

Computer Software Costs

The Company includes costs associated with the acquisition of computer software in property, plant and equipment. Inergy amortizes computer software costs on a straight-line basis over expected periods of benefit, which generally are five years.

Fair Value

Cash and cash equivalents, accounts receivable (net of reserve for bad debts) and payables are carried at cost, which approximates fair value due to their liquid and short-term nature. As of September 30, 2010, the estimated fair value of Inergy's fixed-rate Senior Notes, based on available trading information, totaled  $1,710.4 million compared with the aggregate principal amount at maturity of  $1,650.0 million. Inergy's credit agreement ("Credit Agreement") consists of a  $75 million revolving working capital facility ("Working Capital Facility") and a  $450 million revolving general partnership facility ("General Partnership Facility"). There were no borrowings outstanding under the Credit Agreement at September 30, 2010.

Holdings' credit agreement ("Bank Facility") consists of a  $14 million revolver for Inergy Holdings, L.P. and a  $6 million revolver for IPCH Acquisition Corp. There were no borrowings outstanding under the Bank Facility at September 30, 2010. The carrying value of Holdings'  $24.5 million term loan with a bank ("Term Loan") at September 30, 2010, approximates fair value due primarily to the floating interest rate associated with the Term Loan.

Assets and liabilities from price risk management are carried at fair value as discussed in Note 6. At September 30, 2010, the estimated fair value of assets from price risk management activities amounted to  $22.5 million and liabilities from price risk management amounted to  $24.3 million.

Comprehensive Income (Loss)

Comprehensive income includes net income and other comprehensive income, which is solely comprised of the Company's allocation of Inergy's unrealized gains and losses on derivative financial instruments. Accumulated other comprehensive income (loss) at September 30, 2010, 2009 and 2008 was  $1.1 million,  $1.7 million and  $(1.9) million, respectively, and consisted entirely of the allocation of Inergy's unrealized gains (losses) on derivative instruments.

Inergy records the effective portion of the unrealized gains and losses on its derivative financial instruments that qualify as cash flow hedges as other comprehensive income.

Interest of Non-controlling Partners in Subsidiaries

Cash investments by third parties are recorded as an increase in the interest of non-controlling partners in Inergy, L.P. in the consolidated balance sheets. Gains are recognized at the dates cash investments are made unless the third-party investors are entitled to a preferential return on their investments.

Income Per Unit

The Company calculates basic net income per limited partner unit by dividing net income applicable to partners' common interest, after considering priority distributions, by the weighted-average number of units outstanding. Diluted net income per limited partner unit is computed by dividing net income, after considering priority distributions, by the weighted-average number of units outstanding and the effect of dilutive units granted under the Long Term Incentive Plan.

Accounting for Unit-Based Compensation

The Company and Inergy each have a unit-based employee compensation plan and all share-based payments to employees, including grants of employee stock options, are recognized in the income statement based on their fair values.

The amount of compensation expense recorded by Inergy during the years ended September 30, 2010, 2009 and 2008 was  $4.8 million,  $3.1 million and  $3.5 million, respectively. The compensation expense for the years ended September 30, 2010, 2009 and 2008, includes  $2.5 million,  $1.4 million and  $1.1 million, respectively, of unit-based compensation expense on Inergy Holdings, L.P. units.

Segment Information

There are certain accounting requirements that establish standards for reporting information about operating segments, as well as related disclosures about products and services, geographic areas, and major customers. Further, they define operating segments as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and assessing performance. In determining its reportable segments, Inergy examined the way it organizes its business internally for making operating decisions and assessing business performance. See Note 15 for disclosures related to the Company's propane and midstream segments.

Recently Issued Accounting Pronouncements

FASB Accounting Standards Codification Subtopic 810-10 ("810-10"), originally issued as SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51", was issued in December 2007 and requires that accounting and reporting for minority interests will be recharacterized as non-controlling interests and classified as a component of equity. 810-10 also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. 810-10 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. The Company adopted 810-10 on October 1, 2009. The adoption of 810-10 did not have a material impact on the Company's results of operations or financial position.

FASB Accounting Standards Codification Subtopic 260-10 ("260-10"), originally issued as EITF Issue No. 07-4, "Application of the Two-Class Method under FASB Statement No. 128 to Master Limited Partnerships", was ratified in March 2008 and applies to Master Limited Partnerships ("MLP") that are required to make incentive distributions when certain thresholds have been met regardless of whether the IDR is a separate limited partner ("LP") interest or embedded in the general partner interest. 260-10 addresses how the current period earnings of an MLP should be allocated to the general partner, LP's and, when applicable, IDRs. The Company adopted 260-10 on October 1, 2009, and the impact on its earnings per unit calculation has been retrospectively applied.

FASB Accounting Standards Codification Subtopic 260-10 ("260-10"), originally issued as FSP EITF Issue No. 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities", was ratified in June 2008 and applies to the calculation of earnings per share ("EPS") under FASB Accounting Standards Codification Subtopic 260-10 ("260-10"), originally issued as SFAS 128, "Earnings Per Share", for share-based payment awards with rights to dividends or dividend equivalents. 260-10 states that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents are participating securities and shall be included in the computation of EPS pursuant to the two-class method. The Company adopted 260-10 on October 1, 2009. The adoption of 260-10 did not have a significant impact on the Company's earnings per unit calculation.

Acquisitions	12 Months Ended
Sep. 30, 2010
Acquisitions
Acquisitions

Note 3. Acquisitions

On December 31, 2009, Inergy Propane, LLC entered into an Equity Purchase Agreement with Sterling Capital Partners, L.P., Sterling Capital Partners GmbH & Co. KG and the other parties thereto (collectively, "Sellers") wherein Inergy Propane, LLC acquired 100% of the capital stock, membership interests, partnership interests, as applicable, of SCP GP Propane Partners I, Inc., SCP LP Propane Partners I, Inc., Liberty Propane GP, LLC, Liberty Propane, LP and Liberty Propane Operations, LLC (collectively, "Liberty"). Liberty is a retail propane company servicing approximately 100,000 customers in the Mid-Atlantic, Northeast and Western regions of the United States.

Inergy finalized its purchase price allocation of Liberty in the fourth quarter of fiscal 2010. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date (in millions):

December 31, 2009
Accounts receivable, less allowance for doubtful accounts of $0.6 million	$15.1
Inventory	6.1
Prepaid expenses and other current assets	2.1
Property, plant and equipment	70.7
Customer accounts	97.7
Covenants not to compete	5.0
Trademarks	4.7

Total identifiable assets acquired	201.4

Current liabilities	17.3
Income tax liability	26.5
Current portion of long-term debt	1.9
Notes payable	6.2

Total liabilities assumed	51.9

Net identifiable assets acquired	149.5

Goodwill	43.9

Net assets acquired	$193.4

The customer accounts are amortized over a period of fifteen years and the covenants not to compete are amortized over a period of one to five years.

The  $43.9 million of goodwill has all been assigned to the propane operations segment. The goodwill recognized is attributable primarily to expected synergies and the assembled workforce.

The following represents the pro-forma consolidated statements of operations as if Liberty had been included in the consolidated results of the Company for the years ended September 30, 2010 and 2009, (in millions):

	Pro-Forma Consolidated Statements of Operations Year Ended September 30,
	2010	2009
Revenue	$1,822.2	$1,705.7
Net income attributable to partners	$65.0	$64.9

These amounts have been calculated after applying the Company's accounting policies and adjusting the results of Liberty to reflect the depreciation and amortization that would have been charged assuming the preliminary fair value adjustments to property, plant and equipment and intangible assets had been made at the beginning of the respective period.

Revenue and net income (including an allocation of intercompany interest expense) generated by Liberty subsequent to the Inergy's acquisition on December 31, 2009, amounted to  $95.6 million and  $2.9 million, respectively.

On January 12, 2010, Inergy Propane, LLC acquired the propane assets of MGS Corporation ("MGS"), headquartered in Hackensack, New Jersey. MGS currently delivers propane to nearly 6,400 customers from five customer service centers.

The purchase price allocations for these acquisitions were completed during the year ended September 30, 2010. Changes to reflect final asset valuation of prior fiscal year acquisitions have been included in the Company's consolidated financial statements but are not material.

During 2010, Inergy acquired an additional 45% interest in Steuben Gas Storage Company ("Steuben"). This gave Inergy 100% ownership of Steuben. The acquisitions of the additional interest increased net income attributable to partners by  $0.8 million for the year ended September 30, 2010.

The operating results for these acquisitions are included in the consolidated results of operations from the dates of acquisition through September 30, 2010.

As a result of the fiscal 2010 acquisitions, Inergy acquired  $49.8 million of goodwill and  $146.6 million of intangible assets, consisting of the following (in millions):

Customer accounts	$130.5
Noncompetition agreements	11.4
Trademarks	4.7

Total intangible assets	$146.6

The amounts provided above relate solely to acquisitions that closed in fiscal 2010. The amounts disclosed in the supplemental schedule of noncash investing and financing activities in the consolidated statement of cash flows relate to amounts recorded during 2010, which related to acquisitions that closed in fiscal 2010 and 2009.

The weighted-average amortization period of amortizable intangible assets acquired during the year ended September 30, 2010, is approximately thirteen years.

Certain Balance Sheet Information	12 Months Ended
Sep. 30, 2010
Certain Balance Sheet Information
Certain Balance Sheet Information

Note 4. Certain Balance Sheet Information

Inventories

Inventories consisted of the following at September 30, 2010 and 2009, respectively (in millions):

	September 30,
	2010	2009
Propane gas and other liquids	$121.0	$81.3
Appliances, parts and supplies	16.1	15.2

Total inventory	$137.1	$96.5

Property, Plant and Equipment

Property, plant and equipment consisted of the following at September 30, 2010 and 2009, respectively (in millions):

	September 30,
	2010	2009
Tanks and plant equipment	$937.9	$854.4
Buildings and improvements	385.9	323.6
Vehicles	122.5	107.7
Construction in process	104.4	136.0
Reserve gas	69.8	62.3
Salt deposits	41.6	41.6
Office furniture and equipment	33.1	29.6

	1,695.2	1,555.2
Less: accumulated depreciation	445.1	327.9

Total property, plant and equipment, net	$1,250.1	$1,227.3

Depreciation expense totaled  $126.3 million,  $88.6 million, and  $73.7 million for the years ended September 30, 2010, 2009 and 2008, respectively. Depletion expense totaled  $0.2 million for the year ended September 30, 2010 and 2009.

The tanks and plant equipment balances above include tanks owned by the Company that reside at customer locations. The leases associated with these tanks are accounted for as operating leases. These tanks have a value of  $463.8 million with an associated accumulated depreciation balance of  $106.5 million at September 30, 2010.

At September 30, 2010 and 2009, Inergy capitalized interest of  $6.4 million and  $14.8 million, respectively, related to certain midstream asset expansion projects.

The property, plant and equipment balances at September 30, 2010 and 2009, include  $4.4 million and  $2.0 million, respectively, of propane operations assets deemed held for sale. These assets consist primarily of vehicles, tanks and real estate deemed to be excess, redundant or underperforming assets. In fiscal 2010 and 2009, these assets were identified primarily as a result of losses due to disconnecting customer installations of less profitable accounts due to low margins, poor payment history or low volume usage and customers who have chosen to switch suppliers. As a result, the carrying value of these assets was reduced to their estimated recoverable value less anticipated disposition costs, resulting in losses of  $9.7 million,  $4.9 million and  $11.5 million for the years ended September 30, 2010, 2009 and 2008, respectively. The  $9.7 million,  $4.9 million and  $11.5 million charges are included as components of operating income as losses on disposal of assets. When aggregated with other realized losses, such amounts totaled  $11.5 million,  $5.2 million and  $11.5 million, respectively.

Intangible Assets

Intangible assets consist of the following at September 30, 2010 and 2009, respectively (in millions):

	2010	2009
Customer accounts	$408.0	$277.4
(accumulated amortization – customer accounts)	(107.3)	(82.6)
Covenants not to compete	79.4	72.5
(accumulated amortization – covenants not to compete)	(40.7)	(35.5)
Deferred financing and other costs	50.2	34.7
(accumulated amortization – deferred financing costs)	(14.1)	(15.3)
Trademarks	30.9	26.2

Total intangible assets, net	$406.4	$277.4

Amortization and interest expense associated with the above described intangible assets for the years ended September 30, 2010, 2009 and 2008, amounted to  $40.3 million,  $30.3 million and  $26.8 million, respectively.

Risk Management	12 Months Ended
Sep. 30, 2010
Risk Management
Risk Management

Note 5. Risk Management

Inergy is exposed to certain market risks related to its ongoing business operations. These risks include exposure to changing commodity prices as well as fluctuations in interest rates. Inergy utilizes derivative instruments to manage its exposure to fluctuations in commodity prices, which is discussed more fully below. Inergy also periodically utilizes derivative instruments to manage its exposure to fluctuations in interest rates, which is discussed more fully in Note 7. Additional information related to derivatives is provided in Note 2 and Note 6.

Commodity Derivative Instruments and Price Risk Management

Risk Management Activities

Inergy sells propane and other commodities to energy related businesses and may use a variety of financial and other instruments including forward contracts involving physical delivery of propane. Inergy will enter into offsetting positions to hedge against the exposure its customer contracts create. Inergy does not designate these instruments as hedging instruments. These instruments are marked to market with the changes in the market value reflected in cost of product sold. Inergy attempts to balance its contractual portfolio in terms of notional amounts and timing of performance and delivery obligations. This balance in the contractual portfolio significantly reduces the volatility in cost of product sold related to these instruments. However, immaterial net unbalanced positions can exist or are established based on assessment of anticipated short-term needs or market conditions.

Cash Flow Hedging Activity

Inergy sells propane and heating oil to retail customers at fixed prices. Inergy will enter into derivative instruments to hedge a significant portion of its exposure to fluctuations in commodity prices as a result of selling the fixed price contracts. These instruments are identified and qualify to be treated as cash flow hedges. This accounting treatment requires the effective portion of the gain or loss on the derivative to be reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

Fair Value Hedging Activity

Inergy will enter into derivative instruments to hedge its exposure to fluctuating commodity prices that results from maintaining its wholesale propane and other liquids inventory. Those instruments qualify to be treated as fair value hedges. This accounting treatment requires the fair value changes in both the derivative instruments and the hedged inventory to be recorded in cost of product sold.

A significant amount of inventory held in bulk storage facilities is hedged as it is not expected to be sold in the immediate future and is therefore exposed to fluctuations in commodity prices. Commodity inventory held at retail locations is not hedged as this inventory is expected to be sold in the immediate future and is therefore not exposed to fluctuations in commodity prices over an extended period of time.

Commodity Price and Credit Risk

Notional Amounts and Terms

The notional amounts and terms of Inergy's derivative financial instruments include the following at September 30, 2010, and September 30, 2009 (in millions):

	September 30, 2010		September 30, 2009
	Fixed Price Payor	Fixed Price Receiver	Fixed Price Payor	Fixed Price Receiver
Propane, crude and heating oil (barrels)	6.2	5.8	6.8	6.5
Natural gas (MMBTU's)	—	—	—	—

Notional amounts reflect the volume of transactions, but do not represent the amounts exchanged by the parties to the financial instruments. Accordingly, notional amounts do not reflect Inergy's monetary exposure to market or credit risks.

Fair Value of Derivative Instruments

The following tables detail the amount and location on the Company's consolidated balance sheets and consolidated statements of operations related to all of its derivatives (in millions):

	Amount of Gain (Loss) Recognized in Net Income from Derivatives		Amount of Gain (Loss) Recognized in Net Income on Item Being Hedged
	Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009
Derivatives in fair value hedging relationships:
Commodity (a)	$(3.0)	$(12.3)	$3.4	$12.5
Debt (b)	1.5	3.7	(1.5)	(3.7)

Total fair value of derivatives	$(1.5)	$(8.6)	$1.9	$8.8

	Amount of Gain (Loss) Recognized in Inergy's OCI on Effective Portion of Derivatives		Amount of Gain (Loss) Reclassified from Inergy's OCI to Net Income		Amount of Gain (Loss) Recognized in Net Income on Ineffective Portion of Derivatives & Amount Excluded from Testing
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009	2010	2009
Derivatives in cash flow hedging relationships:
Commodity (c)	$5.2	$11.8	$11.8	$(24.5)	$—	$—

	Amount of Gain (Loss) Recognized in Net Income from Derivatives
	Year Ended September 30,
	2010	2009
Derivatives not designated as hedging instruments:
Commodity (d)	$17.7	$15.0

(a)	The gain (loss) on both the derivative and the item being hedged are located in cost of product sold in the consolidated statements of operations.
(b)	The gain (loss) on both the derivative and the item being hedged are located in interest expense in the consolidated statements of operations.
(c)	The gain (loss) on the amount reclassified from Inergy's OCI into income, the ineffective portion and the amount excluded from effectiveness testing are included in cost of product sold.
(d)	The gain (loss) is recognized in cost of product sold.

All contracts subject to price risk had a maturity of twenty-six months or less, however, the majority of contracts expire within twelve months.

Credit Risk

Inherent in Inergy's contractual portfolio are certain credit risks. Credit risk is the risk of loss from nonperformance by suppliers, customers or financial counterparties to a contract. Inergy takes an active role in managing credit risk and has established control procedures, which are reviewed on an ongoing basis. Inergy attempts to minimize credit risk exposure through credit policies and periodic monitoring procedures as well as through customer deposits, letters of credit and entering into netting agreements that allow for offsetting counterparty receivable and payable balances for certain financial transactions, as deemed appropriate. The counterparties associated with assets from price risk management activities as of September 30, 2010 and 2009, were propane retailers, resellers, energy marketers and dealers.

Certain of Inergy's derivative instruments have credit limits that require Inergy to post collateral. The amount of collateral required to be posted is a function of the net liability position of the derivative as well as Inergy's established credit limit with the respective counterparty. If Inergy's credit rating were to change, the counterparties could require it to post additional collateral. The amount of additional collateral that would be required to be posted would vary depending on the extent of change in Inergy's credit rating as well as the requirements of the individual counterparty. The aggregate fair value of all commodity derivative instruments with credit-risk-related contingent features that are in a liability position on September 30, 2010, is  $12.0 million for which Inergy has posted no collateral and  $1.5 million of NYMEX margin deposit in the normal course of business. Inergy has received collateral of  $2.1 million in the normal course of business. All collateral amounts have been netted against the asset or liability with the respective counterparty.

Fair Value Measurements	12 Months Ended
Sep. 30, 2010
Fair Value Measurements
Fair Value Measurements

Note 6. Fair Value Measurements

FASB Accounting Standards Codification Subtopic 820-10 ("820-10") establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement). The three levels of the fair value hierarchy are as follows:

•

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives, listed equities and US government treasury securities.

•

Level 2 – Pricing inputs are other than quoted prices in active markets included in level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Instruments in this category include non-exchange-traded derivatives such as over the counter ("OTC") forwards, options and physical exchanges.

•

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value.

As of September 30, 2010, Inergy held certain assets and liabilities that are required to be measured at fair value on a recurring basis. These included Inergy's derivative instruments related to propane, heating oil, crude oil, natural gas, natural gas liquids and interest rates as well as the portion of inventory that is hedged in a qualifying fair value hedge. Inergy's derivative instruments consist of forwards, swaps, futures, physical exchanges and options.

Certain of the Inergy's derivative instruments are traded on the NYMEX. These instruments have been categorized as level 1.

Inergy's derivative instruments also include OTC contracts, which are not traded on a public exchange. The fair values of these derivative instruments are determined based on inputs that are readily available in public markets or can be derived from information available in publicly quoted markets. These instruments have been categorized as level 2.

Inergy's inventory that is the hedged item in a qualifying fair value hedge is valued based on prices quoted from observable sources and verified with broker quotes. This inventory has been categorized as level 2.

Inergy's OTC options are valued based on an internal option model. The inputs utilized in the model are based on publicly available information as well as broker quotes. These options have been categorized as level 3.

The assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Inergy's assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. The following table sets forth by level within the fair value hierarchy Inergy's assets and liabilities that were accounted for at fair value on a recurring basis as of September 30, 2010 (in millions):

	Fair Value of Derivatives
	Level 1	Level 2	Level 3	Total	Designated as Hedges	Not Designated as Hedges	Netting Agreements(a)	Total
Assets
Assets from price risk management	$0.6	$26.6	$1.5	$28.7	$6.6	$22.1	$(6.2)	$22.5
Inventory	—	82.6	—	82.6	—	—	—	82.6

Total assets at fair value	$0.6	$109.2	$1.5	$111.3	$6.6	$22.1	$(6.2)	$105.1

Liabilities
Liabilities from price risk management	$0.7	$16.7	$1.9	$19.3	$6.9	$12.4	$5.0	$24.3

	September 30, 2009
	Fair Value of Derivatives
	Level 1	Level 2	Level 3	Total	Designated as Hedges	Not Designated as Hedges	Netting Agreements(a)	Total
Assets
Assets from price risk management	$1.2	$58.5	$0.9	$60.6	$12.8	$47.8	$(36.8)	$23.8
Inventory	—	53.7	—	53.7	—	—	—	53.7
Interest rate swap	—	5.6	—	5.6	5.6	—	—	5.6

Total assets at fair value	$1.2	$117.8	$0.9	$119.9	$18.4	$47.8	$(36.8)	$83.1

Liabilities
Liabilities from price risk management	$5.7	$44.0	$1.1	$50.8	$8.1	$42.7	$(21.5)	$29.3

(a)

Amounts represent the impact of legally enforceable master netting agreements that allow Inergy to settle positive and negative positions as well as cash collateral held or placed with the same counterparties.

For assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period, 820-10 requires a reconciliation of the beginning and ending balances, separated for each major category of assets. The reconciliation is as follows (in millions):

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2010
Beginning balance	$(0.2)
Beginning balance recognized during the period	0.2
Change in value of contracts executed during the period	(0.4)

Ending balance	$(0.4)

Long-Term Debt	12 Months Ended
Sep. 30, 2010
Long-Term Debt
Long-Term Debt

Note 7. Long-Term Debt

Long-term debt consisted of the following at September 30, 2010 and 2009, respectively (in millions):

	September 30,
	2010	2009
Inergy credit agreement	$—	$27.2
Inergy senior unsecured notes	1,650.0	1,050.0
Inergy fair value hedge adjustment on senior unsecured notes	—	5.6
Inergy bond/swap premium	10.4	3.3
Inergy bond discount	(16.0)	(19.7)
ASC credit agreement	—	8.3
Inergy obligations under noncompetition agreements and notes to former owners of businesses acquired	21.8	18.6
Holdings bank facility	—	6.5
Holdings term loan	24.5	25.0

Total debt	1,690.7	1,124.8
Less: current portion	29.6	22.0

Total long-term debt	$1,661.1	$1,102.8

On August 9, 2005, the Company entered into a  $25 million term loan with a bank ("Term Loan"). The maturity date of the Term Loan was August 9, 2008. In January 2008, the Company amended the Term Loan to extend the maturity date to 2011. The amended Term Loan continues to be collateralized by certain of the Company's interests in Inergy and is guaranteed by IPCHA. The proceeds from the original loan were used to acquire 769,941 special units in Inergy in connection with the acquisition of the rights to the Phase II expansion project of the Stagecoach acquisition. The Term Loan contains several covenants which, among other things, require the maintenance of various financial performance ratios, restrict the payment of distributions to unitholders, and require financial reports to be submitted periodically to the financial institutions. At September 30, 2010, borrowings outstanding under the Term Loan were  $24.5 million.

On July 22, 2005, the Company executed a credit agreement ("Bank Facility") with a bank that consisted of a  $15 million working capital revolver for Holdings and a  $5 million working capital revolver for IPCHA. The maturity date of the Bank Facility was July 22, 2008. In January 2008, the Company amended the Bank Facility to extend the maturity date to 2011. The aggregate borrowing capacity under the amended Bank Facility remains at  $20 million, but now consists of a  $14 million revolver for Holdings and a  $6 million revolver for IPCHA. The Bank Facility also continues to be collateralized by certain of the Company's interests in Inergy and is guaranteed by Partners. The interest rates of these revolvers are based on prime rate and LIBOR plus the applicable spreads. At September 30, 2010, there was no balance outstanding under the Bank Facility. The Bank Facility contains several covenants which, among other things, require the maintenance of various financial performance ratios, restrict the payment of distributions to unitholders, and require financial reports to be submitted periodically to the financial institutions.

Inergy's Credit Agreement

On November 24, 2009, Inergy entered into a secured credit facility ("Credit Agreement") which provides borrowing capacity of up to  $525 million in the form of a  $450 million revolving general partnership credit facility ("General Partnership Facility") and a  $75 million working capital credit facility ("Working Capital Facility"). This facility replaces its former senior credit facility due 2010. This new facility will mature on November 22, 2013. Borrowings under this new facility are available for working capital needs, future acquisitions, capital expenditures and other general partnership purposes, including the refinancing of existing indebtedness under the former credit facility.

The new secured credit facility contains various affirmative and negative covenants and default provisions, as well as requirements with respect to the maintenance of specified financial ratios and limitations on making investments, permitting liens and entering into other debt obligations. All borrowings under the facility bear interest, at Inergy's option, subject to certain limitations, at a rate equal to the following:

•

the Alternate Base Rate, which is defined as the higher of i) the federal funds rate plus 0.50%; ii) JP Morgan's prime rate; or iii) the Adjusted LIBO Rate plus 1%; plus a margin varying from 1.50% to 2.75%; or

•	the Adjusted LIBO Rate, which is defined as the LIBO Rate plus a margin varying from 2.50% to 3.75%.

At September 30, 2010, there was no balance outstanding under the new Credit Agreement. At September 30, 2009, the balance outstanding under the previous credit agreement was  $27.2 million, with the entire balance borrowed for working capital purposes. The interest rates of these revolvers are based on prime rate and LIBOR plus the applicable spreads, which was between 2.0% and 3.5% at September 30, 2009, for all outstanding debt under the Credit Agreement. Availability under the Credit Agreement amounted to  $505.3 million and  $381.1 million at September 30, 2010 and September 30, 2009, respectively. Outstanding standby letters of credit under the Credit Agreement amounted to  $19.7 million and  $16.7 million at September 30, 2010 and September 30, 2009, respectively.

During each fiscal year beginning October 1, the outstanding balance of the Working Capital Facility must be reduced to  $10.0 million or less for a minimum of 30 consecutive days during the period commencing March 1 and ending September 30 of each calendar year. Inergy met this requirement on April 30, 2010.

At September 30, 2010, the Company was in compliance with the debt covenants in the Credit Agreement and senior unsecured notes.

Senior Unsecured Notes

2014 Senior Notes

On December 22, 2004, Inergy and its wholly-owned subsidiary, Inergy Finance Corp ("Finance Corp." and together with Inergy, the "Issuers"), completed a private placement of  $425 million in aggregate principal amount of 6.875% senior unsecured notes due 2014 (the "2014 Senior Notes"). The 2014 Senior Notes contain covenants similar to the Credit Agreement. The net proceeds were used to repay outstanding indebtedness.

The 2014 Senior Notes represent senior unsecured obligations and rank pari passu in right of payment with all of Inergy's other present and future senior indebtedness. The 2014 Senior Notes are fully, unconditionally, jointly and severally guaranteed by all of Inergy's wholly-owned current domestic subsidiaries. Also, Inergy has no independent assets or operations, and subsidiaries not guaranteeing the indenture are minor. Accordingly, condensed consolidating financial information for the parent and subsidiaries is not presented.

On October 26, 2005, Inergy completed an offer to exchange the 2014 Senior Notes for  $425 million of 6.875% senior notes due 2014 (the "2014 Exchange Notes") that are registered and do not carry transfer restrictions, registration rights and provisions for additional interest. The 2014 Exchange Notes did not provide Inergy with any additional proceeds and satisfied its obligations under the registration rights agreement.

The 2014 Senior Notes are redeemable, at Inergy's option, in whole or in part, at any time on or after December 15, 2009, in each case at the redemption prices described in the table below, together with any accrued and unpaid interest to the date of the redemption.

Year	Percentage
2009	103.438%
2010	102.292%
2011	101.146%
2012 and thereafter	100.000%

2016 Senior Notes

On January 11, 2006, Inergy and its wholly owned subsidiary, Inergy Finance Corp, issued  $200 million aggregate principal amount of 8.25% senior unsecured notes due 2016 ("2016 Senior Notes") in a private placement to eligible purchasers.

The 2016 Senior Notes contain covenants similar to the 2014 Senior Notes. Inergy used the net proceeds of the offering to repay outstanding indebtedness under its revolving acquisition credit facility. The 2016 Senior Notes represent senior unsecured obligations of Inergy and rank pari passu in right of payment with all other present and future senior indebtedness of Inergy. The 2016 Senior Notes are fully, unconditionally, jointly and severally guaranteed by all of Inergy's wholly-owned current domestic subsidiaries. Also, Inergy has no independent assets or operations, and subsidiaries not guaranteeing the indenture are minor. Accordingly, condensed consolidating financial information for the parent and subsidiaries is not presented.

On May 18, 2006, Inergy completed an offer to exchange its existing 8.25% 2016 Senior Notes for  $200 million of 8.25% senior notes due 2016 (the "2016 Exchange Notes") that are registered and do not carry transfer restrictions, registration rights and provisions for additional interest. The 2016 Exchange Notes did not provide Inergy with any additional proceeds and satisfied Inergy's obligations under the registration rights agreement.

The 2016 Senior Notes are redeemable, at Inergy's option, in whole or in part, at any time on or after March 1, 2011, in each case at the redemption prices described in the table below, together with any accrued and unpaid interest to the date of the redemption.

Year	Percentage
2011	104.125%
2012	102.750%
2013	101.375%
2014 and thereafter	100.000%

In April 2008, Inergy issued an additional  $200 million of senior unsecured notes as an add-on to its existing 8.25% Senior Unsecured Notes due 2016 under Rule 144A to eligible purchasers. The notes mature on March 1, 2016. The proceeds from the bond issuance were  $204 million, representing a 2% premium to par value. On September 16, 2008, Inergy completed an offer to exchange the additional  $200 million of 8.25% senior notes due 2016 for  $200 million of 8.25% senior notes due 2016 (the "Additional 2016 Exchange Notes") that are registered and do not carry transfer restrictions, registration rights and provisions for additional interest. The Additional 2016 Exchange Notes did not provide Inergy with any additional proceeds and satisfied its obligations under the registration rights agreement.

2015 Senior Notes

On February 2, 2009, Inergy and its wholly-owned subsidiary, Inergy Finance Corp, issued  $225 million aggregate principal amount of 8.75% senior unsecured notes due 2015 (the "2015 Senior Notes") under Rule 144A to eligible purchasers. The 8.75% notes mature on March 1, 2015, and were issued at 90.191% of the principle amount to yield 11%.

The 2015 Senior Notes contain covenants similar to the 2014 and 2016 Senior Notes. Inergy used the net proceeds of the offering to repay outstanding indebtedness under the revolving acquisition credit facility. The 2015 Senior Notes represent senior unsecured obligations of Inergy and rank pari passu in right of payment with all other present and future senior indebtedness of Inergy. The 2015 Senior Notes are fully, unconditionally, jointly and severally guaranteed by all of Inergy's wholly-owned current domestic subsidiaries. Also, Inergy has no independent assets or operations, and subsidiaries not guaranteeing the indenture are minor. Accordingly, condensed consolidating financial information for the parent and subsidiaries is not presented.

On October 7, 2009, Inergy completed an offer to exchange its existing 8.75% 2015 Senior Notes for  $225 million of 8.75% senior notes due 2015 (the "2015 Exchange Notes") that are registered and do not carry transfer restrictions, registration rights and provisions for additional interest. The 2015 Exchange Notes did not provide Inergy with any additional proceeds and satisfied Inergy's obligations under the registration rights agreement.

The 2015 Senior Notes are redeemable, at Inergy's option, in whole or in part, at any time on or after March 1, 2013, in each case at the redemption prices described in the table below, together with any accrued and unpaid interest to the date of the redemption.

Year	Percentage
2013	104.375%
2014 and thereafter	100.000%

2018 Senior Notes

On September 27, 2010, Inergy and its wholly-owned subsidiary, Inergy Finance Corp, issued  $600 million aggregate principal amount of 7% senior unsecured notes due 2018 (the "2018 Senior Notes") under Rule 144A to eligible purchasers. The 7% notes mature on October 1, 2018.

The 2018 Senior Notes contain covenants similar to the existing senior unsecured notes due 2014, 2015 and 2016. Inergy intends to use the net proceeds of the offering to fund part of the consideration for the Tres Palacios acquisition (see Note 19). The 2018 Senior Notes represent senior unsecured obligations of Inergy and rank pari passu in right of payment with all other present and future senior indebtedness of Inergy. The 2018 Senior Notes are fully, unconditionally, jointly and severally guaranteed by all of Inergy's wholly-owned domestic subsidiaries.

The 2018 Senior Notes are redeemable, at Inergy's option, in whole or in part, at any time on or after October 1, 2014, in each case at the redemption prices described in the table below, together with any accrued and unpaid interest to the date of the redemption.

Year	Percentage
2014	103.500%
2015	101.750%
2016 and thereafter	100.000%

The indentures governing Inergy's senior notes restrict their ability to pay cash distributions. Before Inergy can pay a distribution to its unitholders, they must demonstrate that the fixed charge coverage ratio (as defined in the senior notes indentures) is at least 1.75 to 1.0.

Interest Rate Swaps

On October 1, 2009, Inergy was party to six interest rate swap agreements, each designated to hedge  $25 million in underlying fixed rate senior unsecured notes in order to manage interest rate risk exposure. Certain counterparties elected to call their respective interest rate swap positions in December 2009. The aggregate notional amount associated with these swaps amounted to  $125 million. Inergy received  $4.3 in consideration for the cancellation of the swaps.

In March 2010, Inergy entered into two interest rates swap agreements scheduled to mature in March 2015. Each was designed to hedge  $25 million in underlying fixed rate senior unsecured notes in order to manage interest rate risk exposure. In April 2010, Inergy entered into two additional interest rate swap agreements scheduled to mature in March 2015. The aggregate of these two swaps was designed to hedge  $25 million in underlying fixed rate senior unsecured notes in order to manage interest rate risk exposure.

Certain counterparties elected to call their respective interest rate swap positions in April 2010 and Inergy elected to cancel its remaining interest rate swap positions in August 2010. The aggregate notional amount associated with these swaps amounted to  $25 million and  $75 million, respectively. Inergy received  $0.9 million and  $3.2 million in April 2010 and August 2010, respectively, in consideration for the cancellation of the swaps. At September 30, 2010, Inergy was not a party to any interest rate swap agreements.

The fair value adjustment to the fixed rate debt which was equal to the termination of the swap agreements will be amortized over the life of the previously hedged fixed rate debt.

ASC Credit Agreement

Steuben Gas Storage Company, a majority-owned subsidiary of Arlington Storage Company ("ASC") had a debt agreement in place at the time of Inergy's acquisition of ASC ("ASC Credit Agreement"). In July 2010, Inergy paid in full the remaining balance on the ASC Credit Agreement.

Notes Payable and Other Obligations

Non-interest bearing obligations due under noncompetition agreements and other note payable agreements consist of agreements between Inergy and certain sellers of retail propane companies acquired from fiscal years 2003 through 2010 with payments due through 2019 and imputed interest ranging from 5.19% to 9.50%. Noninterest-bearing obligations consist of  $27.0 million and  $24.4 million in total payments due under agreements, less unamortized discount based on imputed interest of  $5.2 million and  $5.8 million at September 30, 2010 and 2009, respectively.

The aggregate amounts of principal to be paid on the outstanding long-term debt and notes payable during the next five years ending September 30 and thereafter are as follows (in millions):

Long-Term Debt and Notes Payable
2011	$29.6
2012	3.9
2013	3.4
2014	2.7
2015	652.2
Thereafter	998.9

Total debt	$1,690.7

Leases	12 Months Ended
Sep. 30, 2010
Leases
Leases

Note 8. Leases

Inergy has certain noncancelable operating leases, mainly for office space and vehicles, which expire at various times over the next ten years. Certain of these leases contain terms that provide that the rental payment be indexed to published information.

Future minimum lease payments under noncancelable operating leases for the next five years ending September 30 and thereafter consist of the following (in millions):

Year Ending September 30,
2011	$11.9
2012	9.8
2013	8.0
2014	6.4
2015	3.6
Thereafter	4.9

Total minimum lease payments	$44.6

Rent expense for operating leases for the years ended September 30, 2010, 2009 and 2008, totaled  $15.0 million,  $11.7 million and  $10.6 million, respectively.

Accrued interest, classified in accrued expense on the consolidated balance sheets, at September 30, 2010 and 2009, was  $15.1 million and  $12.6 million, respectively.

Income Taxes	12 Months Ended
Sep. 30, 2010
Income Taxes
Income Taxes

Note 9. Income Taxes

The provision for income taxes for the years ended September 30, 2010, 2009, and 2008 consisted of the following (in millions):

	Year Ended September 30,
	2010	2009	2008
Current:
Federal	$0.3	$0.5	$0.4
State	0.2	0.8	1.0

Total current	0.5	1.3	1.4

Deferred:
Federal	(0.3)	0.4	—
State	—	—	—

Total deferred	(0.3)	0.4	—

Provision for income taxes	$0.2	$1.7	$1.4

The effective rate differs from the statutory rate because the income tax provision for the years ended September 30, 2010, 2009 and 2008, relates to taxable income of the corporations as discussed in Note 2.

Deferred income taxes related to IPCHA reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the deferred income taxes at September 30, 2010 and 2009 are as follows (in millions):

	September 30,
	2010	2009
Deferred tax liabilities:
Basis difference in stock of acquired company	$(20.7)	$(21.0)

Total deferred tax liability	$(20.7)	$(21.0)

Partners' Capital	12 Months Ended
Sep. 30, 2010
Partners' Capital
Partners' Capital

Note 10. Partners' Capital

Merger Conversion of Units

All unit and per unit amounts have been revised to reflect the conversion of Inergy Holdings common units to 0.77 Inergy common units as a result of the merger (discussed in Note 1), which closed on November 5, 2010.

Quarterly Distributions of Available Cash

The partners of the Company receive a portion of the distributions earned. A summary of the distributions paid by the Company to its partners is presented below:

Year Ended September 30, 2010
Record Date	Payment Date	Per Unit Rate	Distribution Amount (in millions)
November 6, 2009	November 13, 2009	$0.368	$17.2
February 5, 2010	February 12, 2010	$0.407	19.3
May 7, 2010	May 14, 2010	$0.422	20.0
August 6, 2010	August 13, 2010	$0.442	21.1

		$1.639	$77.6

Year Ended September 30, 2009
Record Date	Payment Date	Per Unit Rate	Distribution Amount (in millions)
November 7, 2008	November 14, 2008	$0.281	$13.1
February 6, 2009	February 13, 2009	$0.292	13.7
May 8, 2009	May 15, 2009	$0.325	15.2
August 7, 2009	August 14, 2009	$0.338	15.8

		$1.236	$57.8

Year Ended September 30, 2008
Record Date	Payment Date	Per Unit Rate	Distribution Amount (in millions)
November 7, 2007	November 14, 2007	$0.232	$10.8
February 7, 2008	February 14, 2008	$0.242	11.3
May 8, 2008	May 15, 2008	$0.253	11.9
August 7, 2008	August 14, 2008	$0.264	12.3

		$0.991	$46.3

The Company's capital is comprised primarily of its equity in Inergy and the Company's ability to make distributions is contingent upon the distributions it receives from Inergy. While Inergy distributes all available cash, its capital is not all available for distribution.

Common Unit Offerings

In May 2007, the Company sold 1,500,000 common units in a public offering. Immediately following the closing of this offering, the Company redeemed from certain of its original investors, including certain members of its management, 1,500,000 common units for a per unit amount equal to the net proceeds per common unit the Company received in this offering before expenses. The Company immediately canceled the common units it redeemed from the original investors so that they are no longer outstanding.

Gain on Issuance of Units in Subsidiary

In March 2009, Inergy issued 4,000,000 common units representing Inergy limited partner interests. In April 2009, the underwriters exercised their option to purchase additional units and Inergy issued 418,000 common units representing limited partner interests. In August 2009, Inergy issued 3,500,000 common units representing Inergy limited partner interests. In September 2009, the underwriters exercised their option to purchase additional units and Inergy issued 525,000 common units representing limited partner interests. As permitted by FASB Accounting Standards Codification Subtopic 505-10 (originally issued as Staff Accounting Bulletin No. 51 "Accounting for Sales of Stock by a Subsidiary"), the Company recorded a gain of  $8.0 million for fiscal 2009 to recognize the increase in value of its investment in Inergy.

In January 2010, Inergy issued 5,749,100 common units, which included 749,100 common units issued as a result of the underwriters exercising their over-allotment provision, all representing Inergy limited partner interests. In September 2010, Inergy issued 11,787,500 common units, which included 1,537,500 common units issued as a result of the underwriters exercising their over-allotment provision, all representing Inergy limited partner interests. In accordance with the adoption of ASC 810-10, these gains on issuances of units in Inergy are reflected in our consolidated statements of partners' capital for the year ended September 30, 2010.

Long Term Incentive Plan	12 Months Ended
Sep. 30, 2010
Long Term Incentive Plan
Long Term Incentive Plan

Note 11. Long Term Incentive Plan

Inergy Holdings, L.P. Long Term Incentive Plan

The Company's general partner sponsors the Inergy Holdings Long Term Incentive Plan ("Holdings LTIP") for the employees, directors and consultants of our general partner and employees, directors and consultants of our affiliates who perform services for the Company. The Holdings LTIP consists of four components: restricted units, phantom units, unit appreciation rights and unit options. The Company has not granted phantom units or unit appreciation rights under the Holdings LTIP as of September 30, 2010. The Holdings LTIP permits the grant of awards covering an aggregate of 4,683,897 units. Through September 30, 2010, we have granted an aggregate of 1,801,800 unit options and 920,752 restricted units pursuant to the Holdings LTIP. The Holdings LTIP is administered by the compensation committee of the board of directors of our general partner.

Restricted Units

A restricted unit is a common unit that participates in distributions and vests over a period of time yet during such time is subject to forfeiture. The compensation committee may make grants of restricted units under the plan to employees, directors and consultants containing such terms as the compensation committee determines. The compensation committee will determine the period over which restricted units granted to participants will vest. The compensation committee, in its discretion, may base its determination upon the achievement of specified financial objectives or other events. In addition, the restricted units will vest upon a Change in Control, as defined in the plan. Distributions made on restricted units may be subjected to the same vesting provisions as the restricted unit. If a grantee's employment, consulting or membership on the board of directors terminates for any reason, the grantee's restricted units will be automatically forfeited unless, and to the extent, the compensation committee or the terms of the award agreement provide otherwise.

The Company granted 412,873, 7,401 and 498,131 restricted units during the years ended September 30, 2010, 2009 and 2008, respectively. The units fully vest after five years from the grant date, subject to the provisions as outlined in the restricted unit award agreement. Some of these units are subject to the achievement of certain specified performance objectives and failure to meet the performance objectives will result in forfeiture and cancellation of the restricted units. The Company recognizes expense on these units each quarter by multiplying the closing price of the Company's common units on the date of grant by the number of units granted, and expensing that amount over the vesting period.

A summary of the Company's weighted-average grant date fair value for restricted units for the year ended September 30, 2010, is as follows:

	Weighted-Average Grant Date Fair Value	Number of Units
Non-vested at October 1, 2009	$20.06	505,821
Granted during the period ended September 30, 2010	$27.78	412,873
Vested during the period ended September 30, 2010	$13.35	3,742
Forfeited during the period ended September 30, 2010	$—	—

Non-vested at September 30, 2010	$23.57	914,952

The weighted-average grant date fair value of restricted units granted and vested during the year ended September 30, 2009, amounted to  $10.13 and  $19.57, respectively. The weighted-average grant date fair value of restricted units granted during the year ended September 30, 2008, amounted to  $20.20. The fair value of restricted units vested during the year ended September 30, 2010 was  $0.1 million and the fair value of restricted units vested during the year ended September 30, 2009, was negligible. No restricted units vested during the years ended September 30, 2008.

Phantom Units

A phantom unit entitles the grantee to receive a common unit upon the vesting of the phantom unit or, in the discretion of the compensation committee, cash equivalent to the value of a common unit. The Company has not granted phantom units under the Holdings LTIP. The compensation committee will determine the period over which phantom units granted to employees and members of our board will vest. The committee, in its discretion, may base its determination upon the achievement of specified financial objectives or other events. In addition, the phantom units will vest upon a Change in Control. If a grantee's employment, consulting or membership on the board of directors terminates for any reason, the grantee's phantom units will be automatically forfeited unless, and to the extent, the compensation committee or the terms of the award agreement provide otherwise.

Unit Appreciation Rights

The Holdings LTIP permits the grant of unit appreciation rights. A unit appreciation right is an award that, upon exercise, entitles the participant to receive the excess of the fair market value of a unit on the exercise date over the exercise price established for the unit appreciation right. Such excess will be paid in common units or, at the discretion of the compensation committee, in cash. The Company has not granted unit appreciation rights under the Holdings LTIP. In the future, the compensation committee may determine to make grants of unit appreciation rights under the plan to employees and members of our board of directors containing such terms as the committee determines. Unit appreciation rights will have an exercise price that may be greater or less than the fair market value of the common units on the date of grant, at the discretion of the compensation committee. In general, unit appreciation rights granted will become exercisable over a period determined by the compensation committee. In addition, the unit appreciation rights will become exercisable upon a Change in Control. If a grantee's employment, consulting or membership on the board of directors terminates for any reason, the grantee's unvested unit appreciation rights will be automatically forfeited unless, and to the extent, the grant agreement or compensation committee provides otherwise.

Distribution Equivalent Rights

The compensation committee may, in its discretion, grant distribution equivalent rights ("DERs") with respect to awards other than restricted units. DERs entitle the participant to receive cash equal to the amount of any cash distributions made by the Company during the period the Award is outstanding. Payment of a DER may be subject to the same vesting terms as the Award to which it relates.

Unit Options

Unit options issued under the Holdings LTIP have an exercise price equal to the fair market value of the units on the date of the grant. In general, unit options granted under the Holdings LTIP will become exercisable over a period determined by the compensation committee. In addition, the unit options will become exercisable upon a Change in Control. If a grantee's employment, consulting or membership on the board of directors terminates for any reason, the grantee's unvested unit options will be automatically forfeited unless, and to the extent, the option agreement or the compensation committee provide otherwise.

A summary of the Company's unit option activity for the years ended September 30, 2010, 2009 and 2008, is as follows:

	Range of Exercise Prices	Weighted- Average Exercise Price	Number of Units
Outstanding at September 30, 2007	$9.74- $22.01	$10.78	1,547,700
Granted	$16.67- $17.39	$17.14	17,325
Exercised	$9.74	$9.74	34,650
Canceled	$9.74	$9.74	32,918

Outstanding at September 30, 2008	$9.74- $22.01	$10.90	1,497,457
Granted	—	$—	—
Exercised	$9.74	$9.74	79,695
Canceled	$9.74- $13.81	$12.05	59,483

Outstanding at September 30, 2009	$9.74- $21.33	$10.92	1,358,279
Granted	—	$—	—
Exercised	$9.74- $20.65	$10.08	619,844
Canceled	$9.74	$9.74	20,790

Outstanding at September 30, 2010	$9.74- $22.01	$11.68	717,645

Exercisable at September 30, 2010	$9.74- $15.41	$10.88	603,590

Information regarding options outstanding and exercisable as of September 30, 2010, is as follows:

	Outstanding			Exercisable
Range of Exercise Prices	Options Outstanding	Weighted- Average Remaining Contracted Life (years)	Weighted- Average Exercise Price	Options Exercisable	Weighted- Average Exercise Price
$9.74	448,627	4.7	$9.74	448,627	$9.74
$11.01 - $13.21	5,775	4.8	12.62	5,775	12.62
$13.21 - $15.41	231,481	5.3	14.45	149,188	14.23
$15.41 - $17.61	17,325	7.6	17.15	—	—
$19.47	4,331	6.9	19.47	—	—
$19.81 - $22.01	10,106	6.6	21.43	—	—

	717,645	5.0	$11.68	603,590	$10.88

The weighted-average remaining contract life for options outstanding and exercisable at September 30, 2010 was approximately 5 years. The fair value of each option grant was estimated as of the grant date using the Black-Scholes option pricing model using the assumptions outlined in the table below. Expected volatility was based on a combination of historical and implied volatilities of the Company's stock over a period at least as long as the options' expected term. The expected life represents the period of time that the options granted are expected to be outstanding. The risk-free rate is based on the applicable U.S. Treasury yield curve in effect at the time of the grant of the share options.

	2010	2009	2008
Weighted-average fair value of options granted	$—	$—	$3.99
Expected volatility	0.292	0.389	0.231
Distribution yield	4.5%	6.7%	9.6%
Expected life of option in years	5	5	5
Risk-free interest rate	1.3%	2.3%	3.0%

The aggregate intrinsic values of options outstanding and exercisable at September 30, 2010 were  $19.8 million and  $17.1 million, respectively. The aggregate intrinsic value of unit options exercised during the year ended September 30, 2010 was  $14.8 million. Aggregate intrinsic value represents the positive difference between the Company's closing stock price on the last trading day of the fiscal period, which was  $30.22 on September 30, 2010, and the exercise price multiplied by the number of options outstanding.

Inergy Holdings, L.P. Unit Purchase Plan

The Company's general partner sponsors a common unit purchase plan for its employees and the employees of its affiliates. The common unit purchase plan permits participants to purchase common units in market transactions from the Company, the general partner or any other person at the end of each fiscal quarter. The Company has reserved 100,000 of its common units for purchase under the common unit purchase plan. As determined by the compensation committee, the general partner may match each participant's cash base pay or salary deferrals by an amount up to 10% of such deferrals and have such amount applied toward the purchase of additional common units. The general partner has also agreed to pay the brokerage commissions, transfer taxes and other transaction fees associated with a participant's purchase of the Company's common units under the plan. The maximum amount that a participant may elect to have withheld from his or her salary or cash base pay with respect to common unit purchases in any calendar year may not exceed 10% of his or her base salary or wages for the year. The common units purchased on behalf of a participant under the common unit purchase plan generally are to be held by the participant for at least one year. To the extent a participant desires to sell or dispose of such common units prior to the end of this one-year holding period, the participant will be ineligible to participate in the common unit purchase plan again until the one-year anniversary of the date of such sale. The Company's common unit purchase plan is intended to serve as a means for encouraging participants to invest in its common units. Common units purchased through the unit purchase plan for the fiscal years ended September 30, 2010, 2009 and 2008 were 5,717 units, 5,505 units and 5,387 units, respectively.

Inergy, L.P. Long Term Incentive Plan

Inergy's managing general partner sponsors the Long Term Incentive Plan ("Inergy LTIP") for its employees, consultants, and directors and the employees of its affiliates that perform services for Inergy. The Inergy LTIP currently permits the grant of awards covering an aggregate of 5,980,709 Inergy common units, which can be granted in the form of unit options, phantom units and/or restricted units. With the exception of 56,000 unit options (exercise prices from  $1.92 to  $5.34) granted to non-executive employees in exchange for option grants made by the predecessor in fiscal 1999, all of which have been grandfathered into the Inergy LTIP and are presented as grants in the table below, all units granted under the plan will vest in accordance with the Unit Option Agreements, which typically provide that unit options begin vesting five years from the anniversary date of the applicable grant date. Shares issued as a result of unit option exercises are newly issued shares.

Restricted Units

A restricted unit is a common unit that participates in distributions and vests over a period of time yet during such time is subject to forfeiture. The compensation committee may make grants of restricted units to employees, directors and consultants containing such terms as the compensation committee determines. The compensation committee will determine the period over which restricted units granted to participants will vest. The compensation committee, in its discretion, may base its determination upon the achievement of specified financial objectives or other events. In addition, the restricted units will vest upon a change in control of the managing general partner of Inergy. If a grantee's employment, consulting arrangement or membership on the board of directors terminates for any reason, the grantee's restricted units will be automatically forfeited unless, and to the extent, the compensation committee or the terms of the award agreement provide otherwise.

Inergy intends the restricted units to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of the common units. Therefore, plan participants will not pay any consideration for the common units they receive, and Inergy will receive no cash remuneration for the units.

Inergy granted 299,983, 326,910 and 60,064 restricted units during the years ended September 30, 2010, 2009 and 2008, respectively. Some of the restricted units are 100% vested on the fifth anniversary of the grant date, subject to the provisions as outlined in the restricted unit award agreement. Some of the restricted units vest 25% after the third year, 25% after the fourth year and 50% after the fifth year. Some of these units are subject to the achievement of certain specified performance objectives and failure to meet the performance objectives will result in forfeiture and cancellation of the restricted units. Inergy recognizes expense on these units each quarter by multiplying the closing price of Inergy's common units on the date of grant by the number of units granted, and expensing that amount over the vesting period.

A summary of Inergy's weighted-average grant date fair value for restricted units for the year ended September 30, 2010, is as follows:

	Weighted-Average Grant Date Fair Value	Number of Units
Non-vested at October 1, 2009	$24.92	376416
Granted during the period ended September 30, 2010	$36.08	299,983
Vested during the period ended September 30, 2010	$27.50	15,772
Forfeited during the period ended September 30, 2010	$24.34	37,000

Non-vested at September 30, 2010	$30.26	623,627

The weighted-average grant date fair value of restricted units granted and vested during the year ended September 30, 2009, amounted to  $19.45 and  $16.50, respectively. The weighted-average grant date fair value of restricted units granted during the year ended September 30, 2008, amounted to  $28.71. The fair value of restricted units vested during the year ended September 30, 2010 and 2009, was  $0.4 million and  $2.0 million. No restricted units vested during the year ended September 30, 2008.

The compensation expense recorded by Inergy related to these restricted stock awards was  $2.3 million,  $1.6 million and  $2.4 million for the years ended September 30, 2010, 2009 and 2008, respectively.

Unit Options

Unit options issued under the Inergy LTIP have an exercise price equal to the fair market value of the units on the date of the grant. In general, unit options will expire after ten years and are subject to vesting periods as outlined in the unit option agreement. In addition, most unit option grants made under the plan provide that the unit options will become exercisable upon a change of control of the managing general partner or Inergy.

A summary of Inergy's unit option activity for the years ended September 30, 2010, 2009, and 2008, is as follows:

	Range of Exercise Prices	Weighted- Average Exercise Price	Number of Units
Outstanding at September 30, 2007	$13.75- $31.32	$20.25	330,500
Granted	—	—	—
Exercised	$13.75- $16.90	$15.34	89,135
Canceled	$26.51- $27.14	$26.87	3,500

Outstanding at September 30, 2008	$14.72- $31.32	$21.99	237,865
Granted	—	—	—
Exercised	$14.72- $16.90	$15.46	50,965
Canceled	$27.14- $31.31	$28.81	5,000

Outstanding at September 30, 2009	$14.95- $31.32	$23.63	181,900
Granted	—	—	—
Exercised	$14.95- $28.95	$21.29	129,400
Canceled	$30.96- $30.96	$30.96	5,000

Outstanding at September 30, 2010	$25.06- $31.32	$29.24	47,500

Exercisable at September 30, 2010	$25.06- $31.32	$29.60	42,500

Information regarding options outstanding and exercisable as of September 30, 2010 is as follows:

	Outstanding			Exercisable
Range of Exercise Prices	Options Outstanding	Weighted- Average Remaining Contracted Life (years)	Weighted- Average Exercise Price	Options Exercisable	Weighted- Average Exercise Price
$25.06 - $28.19	15,000	4.5	$26.83	10,000	$27.14
$28.20 - $31.20	12,500	5.0	28.81	12,500	28.81
$31.21 - $31.32	20,000	4.7	31.32	20,000	31.32

	47,500	4.7	$29.24	42,500	$29.60

The weighted-average remaining contract lives for options outstanding and exercisable at September 30, 2010 were approximately five years and four years, respectively. The fair value of each option grant was estimated as of the grant date using the Black-Scholes option pricing model using the assumptions outlined in the table below. Expected volatility was based on a combination of historical and implied volatilities of Inergy's stock over a period at least as long as the options' expected term. The expected life represents the period of time that the options granted are expected to be outstanding. The risk-free rate is based on the applicable U.S. Treasury yield curve in effect at the time of the grant of the share options.

	2010	2009	2008
Weighted-average fair value of options granted	$—	$—	$—
Expected volatility	0.256	0.336	0.204
Distribution yield	7.1%	8.9%	11.6%
Expected life of option in years	5	5	5
Risk-free interest rate	1.3%	2.3%	3.0%

The aggregate intrinsic values of options outstanding and exercisable at September 30, 2010, were  $0.5 million and  $0.4 million, respectively. The aggregate intrinsic value of unit options exercised during the year ended September 30, 2010, was  $2.4 million. Aggregate intrinsic value represents the positive difference between the Company's closing stock price on the last trading day of the fiscal period, which was  $39.65 on September 30, 2010, and the exercise price multiplied by the number of options outstanding.

As of September 30, 2010, there was  $32.9 million of total unrecognized compensation cost related to unvested share-based compensation awards granted to employees under the restricted stock and unit option plans, including  $18.3 million related to Holdings unvested share-based compensation awards. That cost is expected to be recognized over a five-year period.

Inergy, L.P. Unit Purchase Plan

Inergy's managing general partner sponsors a unit purchase plan for its employees and the employees of its affiliates. The unit purchase plan permits participants to purchase common units in market transactions from Inergy, the general partners or any other person. All purchases made have been in market transactions, although the plan allows Inergy to issue additional units. Inergy has reserved 100,000 units for purchase under the unit purchase plan. As determined by the compensation committee, the managing general partner may match each participant's cash base pay or salary deferrals by an amount up to 10% of such deferrals and have such amount applied toward the purchase of additional units. The managing general partner has also agreed to pay the brokerage commissions, transfer taxes and other transaction fees associated with a participant's purchase of common units. The maximum amount that a participant may elect to have withheld from his or her salary or cash base pay with respect to unit purchases in any calendar year may not exceed 10% of his or her base salary or wages for the year. Units purchased on behalf of a participant under the unit purchase plan generally are to be held by the participant for at least one year. To the extent a participant desires to sell or dispose of such units prior to the end of this one year holding period, the participant will be ineligible to participate in the unit purchase plan again until the one year anniversary of the date of such sale. The unit purchase plan is intended to serve as a means for encouraging participants to invest in common units. Units purchased through the unit purchase plan by Inergy and its employees for the fiscal years ended September 30, 2010, 2009, and 2008 were 6,877 units, 11,298 units, and 11,670 units, respectively.

Employee Benefit Plans	12 Months Ended
Sep. 30, 2010
Employee Benefit Plans
Employee Benefit Plans

Note 12. Employee Benefit Plans

A 401(k) plan is available to all of Inergy's employees after meeting certain requirements. The plan permits employees to make contributions up to 75% of their salary, up to statutory limits, which was  $16,500 in 2010. The plan provides for matching contributions by Inergy for employees completing one year of service of at least 1,000 hours. Aggregate matching contributions made by Inergy were  $2.3 million in fiscal 2010 and  $2.1 million in fiscal 2009 and 2008.

Of Inergy's 3,082 employees, 9% are subject to collective bargaining agreements. For the years ended September 30, 2010, 2009 and 2008, Inergy made contributions on behalf of its union employees to union sponsored defined benefit plans of  $2.8 million,  $2.9 million and  $2.7 million, respectively.

Commitments and Contingencies	12 Months Ended
Sep. 30, 2010
Commitments and Contingencies
Commitments and Contingencies

Note 13. Commitments and Contingencies

Inergy periodically enters into agreements with suppliers to purchase fixed quantities of propane, distillates, natural gas and liquids at fixed prices. At September 30, 2010, the total of these firm purchase commitments was  $259.3 million of which  $250.0 million will occur over the course of the next twelve months with the balance of  $9.3 million occurring over the following twelve months. Inergy also enters into non-binding agreements with suppliers to purchase quantities of propane, distillates, natural gas and liquids at variable prices at future dates at the then prevailing market prices.

Inergy has entered into certain purchase commitments in connection with the identified growth projects primarily related to the North/South Pipeline Compression and Finger Lakes LPG midstream assets. At September 30, 2010, the total of these firm purchase commitments was  $12.3 million and the purchases associated with these commitments will occur over the course of the next twelve months.

Inergy is periodically involved in litigation proceedings. The results of litigation proceedings cannot be predicted with certainty; however, management believes that Inergy does not have material potential liability in connection with these proceedings that would have a significant financial impact on its consolidated financial condition, results of operations or cash flows.

Inergy utilizes third-party insurance subject to varying retention levels of self-insurance, which management considers prudent. Such self-insurance relates to losses and liabilities primarily associated with medical claims, workers' compensation claims and general, product, vehicle and environmental liability. Losses are accrued based upon management's estimates of the aggregate liability for claims incurred using certain assumptions followed in the insurance industry and based on past experience. The primary assumption utilized is actuarially determined loss development factors. The loss development factors are based primarily on historical data. Inergy's self insurance reserves could be affected if future claims development differs from the historical trends. Inergy believes changes in health care costs, trends in health care claims of its employee base, accident frequency and severity and other factors could materially affect the estimate for these liabilities. Inergy continually monitors changes in employee demographics, incident and claim type and evaluates its insurance accruals and adjusts its accruals based on its evaluation of these qualitative data points. At September 30, 2010 and 2009, Inergy's self-insurance reserves were  $19.3 million. Inergy estimates that  $13.4 million of this balance will be paid subsequent to September 30, 2011. As such,  $13.4 million has been classified in other long-term liabilities on the consolidated balance sheets.

Related Party Transactions	12 Months Ended
Sep. 30, 2010
Related Party Transactions
Related Party Transactions

Note 14. Related Party Transactions

On occasion, Holdings reimburses Inergy for expenses paid on Holdings' behalf. The expenses that are reimbursed predominantly include insurance and professional fees. These expenses for the years ended September 30, 2010, 2009 and 2008, amounted to  $0.2 million,  $0.3 million and  $0.2 million, respectively. At September 30, 2010, Inergy had an immaterial payable to Inergy Holdings. At September 30, 2009, Inergy had  $0.1 million due from Holdings.

During fiscal 2010, Holdings received  $67.2 million in distributions from Inergy related to its 0.6% general partner interest and incentive distribution rights and  $13.0 million related to its 6.0% limited partner interest.

Segments	12 Months Ended
Sep. 30, 2010
Segments
Segments

Note 15. Segments

The Company's financial statements reflect two operating and reportable segments: propane operations and midstream operations. The Company's propane operations include propane sales to end users, the sale of propane-related appliances and service work for propane-related equipment, the sale of distillate products and wholesale distribution of propane and marketing and price risk management services to other users, retailers and resellers of propane. The Company's midstream operations include storage of natural gas for third parties, fractionation of natural gas liquids, processing of natural gas, distribution of natural gas liquids and the production and sale of salt. Results of operations for acquisitions that occurred during the year ended September 30, 2010, are included in the propane segment.

The identifiable assets associated with each reportable segment include accounts receivable and inventories. Goodwill, property, plant and equipment and expenditures for property, plant and equipment are also presented for each segment. The net asset/liability from price risk management, as reported in the accompanying consolidated balance sheets, is primarily related to the propane segment.

Revenues, gross profit, identifiable assets, goodwill, property, plant and equipment and expenditures for property, plant and equipment for each of the Company's reportable segments are presented below (in millions):

	Year Ended September 30, 2010
	Propane Operations	Midstream Operations	Intersegment Operations	Corporate Assets	Total
Retail propane revenues	$796.5	$—	$—	$—	$796.5
Wholesale propane revenues	449.3	26.8	(0.2)	—	475.9
Storage, fractionation and other midstream revenues	—	302.9	(1.2)	—	301.7
Transportation revenues	17.9	17.4	—	—	35.3
Propane-related appliance sales revenues	22.2	—	—	—	22.2
Retail service revenues	16.9	—	—	—	16.9
Rental service and other revenues	26.6	—	—	—	26.6
Distillate revenues	110.9	—	—	—	110.9
Gross profit	490.1	131.2	(1.2)	—	620.1
Identifiable assets	184.2	60.9	—	—	245.1
Goodwill	327.7	96.4	—	20.2	444.3
Property, plant and equipment	767.2	916.0	—	12.0	1,695.2
Additions to property, plant and equipment	14.7	69.1	—	1.6	85.4

	Year Ended September 30, 2009
	Propane Operations	Midstream Operations	Intersegment Operations	Corporate Assets	Total
Retail propane revenues	$736.7	$—	$—	$—	$736.7
Wholesale propane revenues	368.2	19.7	(0.2)	—	387.7
Storage, fractionation and other midstream revenues	—	220.8	(0.7)	—	220.1
Transportation revenues	16.8	16.9	—	—	33.7
Propane-related appliance sales revenues	21.4	—	—	—	21.4
Retail service revenues	17.8	—	—	—	17.8
Rental service and other revenues	27.5	—	—	—	27.5
Distillate revenues	125.7	—	—	—	125.7
Gross profit	471.0	103.4	(0.7)	—	573.7
Identifiable assets	139.6	51.6	—	—	191.2
Goodwill	277.9	96.4	—	20.2	394.5
Property, plant and equipment	697.0	847.1	—	11.1	1,555.2
Additions to property, plant and equipment	14.0	203.7	—	0.9	218.6

	Year Ended September 30, 2008
	Propane Operations	Midstream Operations	Intersegment Operations	Corporate Assets	Total
Retail propane revenues	$840.7	$—	$—	$—	$840.7
Wholesale propane revenues	509.1	37.0	—	—	546.1
Storage, fractionation and other midstream revenues	—	252.3	(0.5)	—	251.8
Transportation revenues	16.4	17.3	—	—	33.7
Propane-related appliance sales revenues	22.2	—	—	—	22.2
Retail service revenues	17.6	—	—	—	17.6
Rental service and other revenues	27.7	—	—	—	27.7
Distillate revenues	139.1	—	—	—	139.1
Gross profit	409.8	92.9	(0.5)	—	502.2
Identifiable assets	193.0	46.3	—	—	239.3
Goodwill	275.9	167.1	—	20.2	463.2
Property, plant and equipment	689.3	575.5	—	10.2	1,275.0
Additions to property, plant and equipment	13.8	196.2	—	1.5	211.5

Quarterly Financial Data (Unaudited)	12 Months Ended
Sep. 30, 2010
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

Note 16. Quarterly Financial Data (Unaudited)

Inergy's business is seasonal due to weather conditions in its service areas. Propane sales to residential and commercial customers are affected by winter heating season requirements, which generally results in higher operating revenues and net income during the period from October through March of each year and lower operating revenues and either net losses or lower net income during the period from April through September of each year. Sales to industrial and agricultural customers are much less weather sensitive. Summarized unaudited quarterly financial data is presented below (in millions, except per unit information):

	Quarter Ended
	December 31	March 31	June 30	September 30
Fiscal 2010
Revenues	$501.7	$691.1	$291.6	$301.6
Gross profit	175.2	239.7	104.5	100.7
Operating income (loss)	67.4	110.7	(13.2)	(28.8)
Net income attributable to partners	16.5	21.3	12.4	11.6
Net income per limited partner unit: (a) (b)
Basic	$0.47	$0.60	$0.34	$0.32
Diluted	$0.35	$0.44	$0.26	$0.24

Fiscal 2009
Revenues	$534.0	$570.1	$235.0	$231.5
Gross profit	174.3	212.1	97.3	90.0
Operating income (loss)	74.3	109.5	3.2	(14.8)
Net income attributable to partners	14.4	20.8	9.4	12.5
Net income per limited partner unit: (a) (b)
Basic	$0.41	$0.59	$0.27	$0.35
Diluted	$0.31	$0.44	$0.20	$0.26

(a)	The accumulation of basic and diluted net income per limited partner unit does not total the amount for the fiscal year due to changes in ownership percentages throughout the year.
(b)	These amounts have been adjusted to reflect the conversion of Inergy Holdings common units into 0.77 Inergy common units, which occurred on November 5, 2010.

Issuance of Subsidiary Units	12 Months Ended
Sep. 30, 2010
Issuance of Subsidiary Units
Issuance of Subsidiary Units

Note 17. Issuance of Subsidiary Units

On March 23, 2006, Inergy's shelf registration statement (File No. 333-132287) was declared effective by the Securities and Exchange Commission for the periodic sale by Inergy of up to  $1.0 billion of common units, partnership securities and debt securities, or any combination thereof. Pursuant to the shelf registration statement, Inergy is permitted to issue these securities from time to time for general business purposes, including debt repayment, future acquisitions, capital expenditures and working capital, or for other potential uses identified in a prospectus supplement.

On September 10, 2009, Inergy's new shelf registration statement (File No. 333-158066) was declared effective by the Securities and Exchange Commission for the periodic sale by Inergy of up to  $1.0 billion of common units, partnership securities and debt securities, or any combination thereof.

In June 2006, Inergy issued 4,312,500 common units, under the shelf registration statement, in a public offering, which included 562,500 common units issued as result of the underwriters exercising their over-allotment provision. The issuance of these common units resulted in net proceeds of  $102.7 million, after deducting underwriters' discounts, commissions and other offering expenses. These proceeds were partially used to repay indebtedness under Inergy's Credit Agreement with the remainder used to fund capital expenditures made in connection with internal growth projects related to Inergy's midstream assets.

In February 2007, Inergy issued 3,450,000 common units, under the shelf registration statement, which included 450,000 common units issued as a result of the underwriters exercising their over-allotment provision. The issuance of these common units resulted in net proceeds of  $104.5 million, after deducting underwriters' discounts, commissions and other offering expenses. The net proceeds from this offering were used to repay indebtedness under Inergy's Credit Agreement.

In August 2008, Inergy issued 809,389 common units in conjunction with the acquisition of US Salt, and in October 2008, Inergy issued 309,194 common units to Blu-Gas in a private placement as a portion of the purchase price.

In March 2009, Inergy issued 4,000,000 common units, under the shelf registration statement, and in April 2009, the underwriters exercised their option to purchase 418,000 additional Inergy common units. Net proceeds from the aforementioned issuances amounted to  $94.3 million.

In August 2009, Inergy issued 3,500,000 common units, under the shelf registration statement, and in September 2009, the underwriters exercised their option to purchase 525,000 additional Inergy common units. Net proceeds from the aforementioned issuances amounted to  $106.9 million.

In January 2010, Inergy issued 5,749,100 common units under the new shelf registration statement, which included 749,100 common units issued as a result of the underwriters exercising their over-allotment provision. Net proceeds from the aforementioned issuances amounted to  $199.8 million. Inergy used the net proceeds from this offering to repay outstanding indebtedness under its revolving general partnership credit facility, which was borrowed to fund the acquisitions of Liberty and MGS and to fund other capital expenditures in its midstream business.

In September 2010, Inergy issued 11,787,500 common units under the new shelf registration statement, which included 1,537,500 common units issued as a result of the underwriters exercising their over-allotment provision. Net proceeds from the aforementioned issuances amounted to  $402.9 million. Inergy utilized the proceeds from this offering to fund part of the consideration for the Tres Palacios acquisition.

Distributions from Inergy, L.P.	12 Months Ended
Sep. 30, 2010
Distribution from Inergy, L.P.
Distribution from Inergy, L.P.

Note 18. Distributions from Inergy, L.P.

Quarterly Distributions of Available Cash

Inergy is expected to make quarterly cash distributions of all of its Available Cash, generally defined as income (loss) before income taxes plus depreciation and amortization, less maintenance capital expenditures and net changes in reserves established by the General Partner for future requirements. These reserves are retained to provide for the proper conduct of Inergy's business, or to provide funds for distributions with respect to any one or more of the next four fiscal quarters.

Distributions by Inergy in an amount equal to 100% of its Available Cash will generally be made 99% to the common and subordinated unitholders and 1% to the General Partner, subject to the payment of incentive distributions to the holders of Incentive Distribution Rights to the extent that certain target levels of cash distributions are achieved. To the extent there is sufficient Available Cash, the holders of common units had the right to receive the Minimum Quarterly Distribution ( $0.30 per Unit), plus any arrearages, prior to any distribution of Available Cash to the holders of subordinated units.

Inergy is expected to make distributions of its Available Cash within 45 days after the end of each fiscal quarter ending December, March, June and September to holders of record on the applicable record date. Inergy made distributions to unitholders, including the non-managing general partner, totaling  $244.9 million,  $187.2 million, and  $158.9 million for the years ended September 30, 2010, 2009 and 2008, respectively.

The Company owned all of the "incentive distribution rights" provided for in Inergy L.P.'s partnership agreement, which entitles it to receive increasing percentages, up to 48%, of any cash distributed by Inergy in excess of  $0.33 per unit in any quarter. In addition, at September 30, 2010, the Company and its subsidiaries owned 4,706,689 common units, which approximates a 6.0% limited partner interest.

Subsequent Events	12 Months Ended
Sep. 30, 2010
Subsequent Events
Subsequent Events

Note 19. Subsequent Events

The Company has identified subsequent events requiring disclosure through November 29, 2010, the date of the filing of this Form 10-K.

On October 14, 2010, Inergy completed the acquisition of the Tres Palacios Gas Storage, LLC. Tres Palacios Gas Storage, LLC is the owner and operator of a natural gas storage facility located in Matagorda County, Texas ("Tres Palacios"). Tres Palacios is a high deliverability, salt dome natural gas storage facility with approximately 38.4 bcf of working gas capacity (Caverns 1 - 3). The facility is expandable by an additional 9.5 bcf of working gas capacity which Inergy expects to place in service by or before 2014 (Cavern 4). Located approximately 100 miles southwest of Houston, Tres Palacios is currently connected to a total of ten intrastate and interstate pipelines offering connectivity to multiple demand markets including the Houston and San Antonio metropolitan areas and the broader Texas markets as well as markets in the Northeast, Midwest, Southeast, Florida and Mid-Atlantic United States and Mexico. Tres Palacios offers customers greater than six-turn gas storage capability with maximum withdrawal capacity of 2.5 bcf per day and maximum injection capacity of 1 bcf per day.

Inergy is in the process of obtaining valuations of certain property, plant and equipment as well as identifiable intangible assets; thus the provisional measurements of intangible assets and goodwill are subject to change. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date (in millions):

October 14, 2010
Accounts receivable	$6.5
Prepaid expenses and other current assets	0.9
Property, plant and equipment	391.2

Total identifiable assets acquired	398.6

Current liabilities	11.1

Total liabilities assumed	11.1

Net identifiable assets acquired	387.5

Goodwill	343.5

Net assets acquired	$731.0

The  $343.5 million of goodwill will be assigned to the midstream operations segment.

The following represents the pro-forma consolidated statements of operations as if Tres Palacios had been included in the consolidated results of the Company for the year ended September 30, 2010 (in millions):

Pro-Forma Consolidated Statements of Operations Year Ended September 30, 2010
Revenue	$1,826.9
Net income attributable to partners	$14.9

These amounts have been calculated after applying the Company's accounting policies and adjusting the results of Tres Palacios to reflect the depreciation that would have been charged assuming the preliminary fair value adjustments to property, plant and equipment and intangible assets had been made at the beginning of the respective period. The net income attributable to partners was further adjusted to give effect to the impact of the interest expense associated with the September 2010 bond offering that was utilized to finance a portion of the Tres Palacios acquisition.

The purchase price allocation for Tres Palacios has been prepared on a preliminary basis pending final asset valuation and asset rationalization, and changes are expected when additional information becomes available.

On October 19, 2010, Inergy completed the acquisition of the propane operating assets of Schenck Gas Services, LLC, located in East Hampton, New York.

On October 29, 2010, a quarterly distribution of  $0.34 per limited partner unit was paid to unitholders of record on October 22, 2010, with respect to the fourth fiscal quarter of 2010, which totaled  $21.1 million.

On August 7, 2010, Inergy and Holdings entered into an Agreement and Plan of Merger, which was amended and restated by the First Amended and Restated Agreement and Plan of Merger, dated as of September 3, 2010, as part of a plan to simplify the capital structures of Inergy and Holdings (the "Merger Agreement"). Pursuant to the steps contemplated by the Merger Agreement (the "Simplification Transaction"), Inergy Holdings merged into a wholly owned subsidiary of its general partner (the "Merger") and the outstanding common units in Inergy Holdings were cancelled. The Merger closed on November 5, 2010, resulting in Holdings unitholders receiving 0.77 Inergy units for each Holdings unit. Cash will be paid to Holdings unitholders in lieu of any fractional units that would have resulted from the exchange. As a result of the closing, Holdings' common units discontinued trading on the New York Stock Exchange as of the close of business on November 5, 2010.

On November 15, 2010, Inergy completed the acquisition of the propane assets of Pennington Energy Corporation ("Pennington"), headquartered in Morenci, Michigan. Pennington currently delivers propane to nearly 14,800 customers from seven customer service centers in Northwest Ohio and Southeast Michigan.